UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 17, 2005


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                          1-10545                       13-3355897
(State or Other              (Commission File Number)            (IRS Employer
Jurisdiction of                                                  Identification
 Incorporation)                                                      Number)


                    80 Pine Street, New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                         -------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Page 2

Section 7   Regulation FD

Item 7.01   Regulation FD Disclosure

            On October 17, 2005, Transatlantic Holdings, Inc. issued a press release announcing its preliminary estimate of the costs from Hurricane Rita and updating the estimated impact of Hurricane Katrina and other third quarter 2005 catastrophe loss events. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

            The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRANSATLANTIC HOLDINGS, INC.
                                             (Registrant)

Date: October 17, 2005
                                     By /s/ STEVEN S. SKALICKY
                                            ------------------------------------
                                            Name:  Steven S. Skalicky
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


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Page 3

                                  Exhibit Index

Exhibit No.                   Description
-----------                   -----------

99.1                    Press Release of Transatlantic Holdings, Inc.
                        dated October 17, 2005